CATHOLIC VALUES INVESTMENT TRUST


                                  Supplement to

                     Statement of Additional Information of
                  Catholic Values Investment Trust Equity Fund
                              dated April 30, 1999




         The following is added after the last paragraph of the "Principal Underwriter" section of the Statement of Additional Information:

         From time to time, WISDI may enter into special arrangements with broker-dealers for assistance with its principal underwriting and distribution activities. WISDI has entered into such an arrangement with Talbot Financial Services, Inc. (Talbot), a registered broker-dealer. WISDI may compensate Talbot up to 0.25% of net assets upon the initial sale of shares, and up to 0.15% per year of net assets retained after one year. This compensation is payable by WISDI, and not the fund. There is no additional cost to the fund by this arrangement.



         November 29, 1999